================================================================================


                         ZENITH ELECTRONICS CORPORATION

                                      AND


                                    Trustee


                           -------------------------

                                   INDENTURE

                           Dated as of _______, 1999

                           -------------------------




                           8.19% Debentures Due 2009


================================================================================

                              TABLE OF CONTENTS*
                              -----------------




ARTICLE ONE

  DEFINITIONS...............................................................  5
  Section 1.01.  Definitions................................................  5

ARTICLE TWO

  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
  EXCHANGE OF DEBENTURES....................................................  7
  Section 2.01.  Designation, Amount and Issue of Debentures................  7
  Section 2.02.  Form of Debentures.........................................  7
  Section 2.03.  Date and Denomination of Debentures........................  8
  Section 2.04.  Execution of Debentures....................................  8
  Section 2.05.  Exchange and Registration of Transfer of Debentures........  9
  Section 2.06.  Mutilated, Destroyed, Lost or Stolen Debentures............ 10
  Section 2.07.  Temporary Debentures....................................... 10
  Section 2.08.  Cancellation of Debentures Paid, etc....................... 11

ARTICLE THREE

  REDEMPTION OF DEBENTURES.................................................. 11
  Section 3.01.  Redemption Prices.......................................... 11
  Section 3.02.  Notice of Redemption; Selection of Debentures.............. 11
  Section 3.03.  Payment of Debentures Called for Redemption................ 12

ARTICLE FOUR

  PARTICULAR COVENANTS OF THE COMPANY....................................... 13
  Section 4.01.  Payment of Principal, Premium and Interest................. 13
  Section 4.02.  Offices for Notices and Payments, etc...................... 13
  Section 4.03.  Appointments to Fill Vacancies in Trustee's Office......... 13
  Section 4.04.  Provision as to Paying Agent............................... 13
  Section 4.05.  Most Favored Lender Provision.............................. 14

-----------------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.



ARTICLE FIVE

     DEBENTUREHOLDERS LISTS AND REPORTS
     BY THE COMPANY AND THE TRUSTEE.......................................... 15
     Section 5.01. Debentureholders Lists.................................... 15
     Section 5.02. Preservation and Disclosure of Lists...................... 16
     Section 5.03. Reports by the Company.................................... 17
     Section 5.04. Reports by the Trustee.................................... 17

ARTICLE SIX

     REMEDIES OF THE TRUSTEE AND
     DEBENTUREHOLDERS ON EVENT OF DEFAULT.................................... 19
     Section 6.01. Events of Default......................................... 19
     Section 6.02. Payment of Debentures on Default; Suit Therefor........... 21
     Section 6.03. Application of Monies Collected by Trustee................ 22
     Section 6.04. Proceedings by Debentureholders........................... 23
     Section 6.05. Proceedings by Trustee.................................... 23
     Section 6.06. Remedies Cumulative and Continuing........................ 23
     Section 6.07. Direction of Proceedings and Waiver of Defaults by
                   Majority of Debentureholders.............................. 24
     Section 6.08. Notice of Defaults........................................ 24
     Section 6.09. Undertaking to Pay Costs.................................. 24

ARTICLE SEVEN

     CONCERNING THE TRUSTEE.................................................. 25
     Section 7.01. Duties and Responsibilities of Trustee.................... 25
     Section 7.02. Reliance on Documents, Opinions, etc...................... 26
     Section 7.03. No Responsibility for Recitals, etc....................... 27
     Section 7.04. Trustee, Paying Agents or Registrar May Own Debentures.... 27
     Section 7.05. Monies to be Held in Trust................................ 27
     Section 7.06. Compensation and Expenses of Trustee...................... 27
     Section 7.07. Officers' Certificate as Evidence......................... 28
     Section 7.08. Conflicting Interest of Trustee........................... 28
     Section 7.09. Eligibility of Trustee.................................... 33
     Section 7.10. Resignation or Removal of Trustee......................... 33
     Section 7.11. Acceptance by Successor Trustee........................... 34
     Section 7.12. Succession by Merger, etc................................. 35
     Section 7.13. Limitation on Rights of Trustee as a Creditor............. 35

ARTICLE EIGHT

     CONCERNING THE DEBENTUREHOLDERS......................................... 39


     Section 8.01.  Action by Debentureholders..................................... 39
     Section 8.02.  Proof of Execution by Debentureholders......................... 39
     Section 8.03.  Who Are Deemed Absolute Owners ................................ 39
     Section 8.04.  Company-Owned Debentures Disregarded .......................... 39
     Section 8.05.  Revocation of Consents; Future Holders Bound................... 40

ARTICLE NINE

     DEBENTUREHOLDERS' MEETINGS
     Section 9.01.  Purposes of Meetings........................................... 40
     Section 9.02.  Call of Meetings by Trustee.................................... 41
     Section 9.03.  Call of Meetings by Company or Debentureholders................ 41
     Section 9.04.  Qualifications for Voting...................................... 41
     Section 9.05.  Regulations.................................................... 41
     Section 9.06.  Voting......................................................... 42
     Section 9.07.  No Delay of Rights by Meeting.................................. 42

ARTICLE TEN

     SUPPLEMENTAL INDENTURES
     Section 10.01. Supplemental Indentures without Consent of Debentureholders.... 43
     Section 10.02. Supplemental Indentures with Consent of Debentureholders....... 44
     Section 10.03. Compliance with Trust Indenture Act; Effect of
                    Supplemental Indentures........................................ 44
     Section 10.04. Notation on Debentures......................................... 44
     Section 10.05. Evidence of Compliance of Supplemental Indenture to be
                    Furnished Trustee.............................................. 45

ARTICLE ELEVEN

     CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE............................. 45
     Section 11.01. Company May Consolidate, etc., on Certain Terms................ 45
     Section 11.02. Successor Corporation to be Substituted........................ 45
     Section 11.03. Opinion of Counsel to be Given Trustee......................... 46

ARTICLE TWELVE

     SATISFACTION AND DISCHARGE OF INDENTURE....................................... 46
     Section 12.01. Discharge of Indenture......................................... 46
     Section 12.02. Deposited Monies to be Held in Trust by Trustee................ 47
     Section 12.03. Paying Agent to Repay Monies Held.............................. 47
     Section 12.04. Return of Unclaimed Monies..................................... 47

ARTICLE THIRTEEN

                                     -iii-


     IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
     DIRECTORS.................................................................. 47
     Section 13.01. Indenture and Debentures Solely Corporate Obligations....... 47

ARTICLE FOURTEEN

     MISCELLANEOUS PROVISIONS................................................... 48
     Section 14.01. Provisions Binding on Company's Successors.................. 48
     Section 14.02. Official Acts by Successor Corporation...................... 48
     Section 14.03. Addresses for Notices, etc.................................. 48
     Section 14.04. Governing Law............................................... 48
     Section 14.05. Evidence of Compliance with Conditions Precedent............ 48
     Section 14.06. Legal Holidays.............................................. 49
     Section 14.07. Trust Indenture Act to Control.............................. 49
     Section 14.08. No Security Interest Created................................ 49
     Section 14.09. Benefits of Indenture....................................... 49
     Section 14.10. Table of Contents, Headings, etc............................ 49
     Section 14.11. Execution in Counterparts................................... 49

Signatures...................................................................... 50

Acknowledgments................................................................. 51


                                   TIE-SHEET
                                   ---------

of provisions of Trust Indenture Act of 1939 with Indenture dated as of _______, 1999, between Zenith Electronics Corporation and
_________________________________, Trustee:


                     Section of Act                       Section of Indenture
                     --------------                       --------------------
310(a)(1) and (2).......................................  7.09
310(a)(3) and (4).......................................  Not applicable
310(b)..................................................  7.08 and 7.10(b)
310(c)..................................................  Not applicable
311(a) and (b)..........................................  7.13
311(c)..................................................  Not applicable
312(a)..................................................  5.01 and 5.02(a)
312(b) and (c)..........................................  5.02(b) and (c)
313(a)..................................................  5.04(a)
313(b)(1)...............................................  Not applicable
313(b)(2)...............................................  5.04(b)
313(c)..................................................  5.04(c)
313(d)..................................................  5.04(d)
314(a)..................................................  5.03
314(b)..................................................  Not applicable
314(c)(1) and (2).......................................  14.05
314(c)(3)...............................................  Not applicable
314(d)..................................................  Not applicable
314(e)..................................................  14.05
314(f)..................................................  Not applicable
315(a), (c) and (d).....................................  7.01
315(b)..................................................  6.08
315(e)..................................................  6.09
316(a)(1)...............................................  6.01 and 6.07
316(a)(2)...............................................  Omitted
316(a) last sentence....................................  8.04
316(b)..................................................  6.04
317(a)..................................................  6.02
317(b)..................................................  4.04(a)
318(a)..................................................  14.07

-------------
This tie-sheet is not part of the Indenture as executed.

     THIS INDENTURE, dated as of _______, 1999 between ZENITH ELECTRONICS CORPORATION, a Delaware corporation (hereinafter sometimes called the "Company"), and _________________________________, a national banking association organized and existing under the laws of the United States (hereinafter sometimes called the "Trustee"),

                             W I T N E S S E T H:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 8.19% Senior Debentures Due 2009 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $50,000,000 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures is to be substantially in the following forms:

                          [FORM OF FACE OF DEBENTURE]

No.                                                                            $

                        ZENITH ELECTRONICS CORPORATION
                           8.19% DEBENTURE DUE 2009

     ZENITH ELECTRONICS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of _______________________________________________
Dollars on November 1, 2009, at the office or agency of the Company maintained for that purpose in the City of ______ or the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 1 and November 1 of each year, commencing _______________, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the May 1 or the November 1, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from ________, 1999 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any April 15 or October 15, as the case may be, and before the following May 1 or November 1, this Debenture shall bear interest from such May 1 or November 1; provided, however, that if the Company shall default in the payment of interest due on such May 1 or November 1, then this Debenture shall bear interest from the next preceding May 1 or November 1 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on the Debentures, from ________, 1999. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on the April 15 or October 15 next preceding such May 1 or November 1 and may, at the option of the Company, be paid by check mailed to the registered address of such person.

     Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, Zenith Electronics Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: _________________, 19__

                                  ZENITH ELECTRONICS CORPORATION

[SEAL]

                                  By________________________________________

Attest:


____________________________________

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Debentures described in the within-mentioned Indenture.

                              _________________________________________,
                                As Trustee


                              By_______________________________________
                                         Authorized Signature

                         [FORM OF REVERSE OF DEBENTURE]

                         ZENITH ELECTRONICS CORPORATION

                            8.19% DEBENTURE DUE 2009

     This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 8.19% Debentures Due 2009 (herein called the "Debentures"), limited (except as otherwise provided in the Indenture mentioned below) to the aggregate principal amount of $50,000,000, all issued or to be issued under and pursuant to an indenture dated as of _______, 1999 (herein called the "Indenture"), duly executed and delivered by the Company to __________________________, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that hereinbefore provided, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Debentures. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Debenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company in the City of ________ or the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without payment of any service charge, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

     The Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, on any date prior to maturity, upon mailing a notice of such redemption not less than twenty nor more than sixty days prior to the date fixed for redemption to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount, together with accrued interest to the date fixed for redemption; provided that if the date fixed for redemption is a May 1 or November 1, then the interest payable on such date shall be paid to the holder of record on the next preceding April 15 or October 15.

     Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the City of ________ or the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company, the Trustee, any paying agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

     No recourse for the payment of the principal of or any premium or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     AND WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, as in this Indenture provided, and issued, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

     Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

     Company: The term "Company" shall mean Zenith Electronics Corporation, a Delaware corporation and subject to the provisions of Article Eleven shall include its successors and assigns.

     Debenture or Debentures; Outstanding: The terms "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

     The term "outstanding", when used with reference to Debentures, shall, subject to the provisions of section 8.04, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

     (a) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Debentures, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.06, unless proof satisfactory to the Trustee is presented that any such Debentures are held by bona fide holders in due course.

     Debentureholder: The terms "Debentureholder", "holder of Debentures", or other similar terms, shall mean any person in whose name at the time a particular Debenture is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

     Event of Default: The term "Event of Default" shall mean any event specified in Section 6.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

     Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     Leveraged Lease Assets: The term "Leveraged Lease Assets" means those assets subject to that certain Lease Agreement dated as of March 26, 1997 by and among Fleet Bank as Owner Trustee for Zenith Electronics Equipment Owner Trustee 1997-I, as Lessor, and the Company, as Lessee, as supplemented by that certain Lease Supplement dated April 2, 1997 by and between Fleet Bank, as Lessor, and the Company, as Lessee, and that certain Lease Agreement dated as of March 26, 1997 by and among Fleet Bank as Owner Trustee for Zenith Electronics Equipment Owner Trustee 1997-II, as Lessor, and Zenith Electronics Corporation of Texas, as Lessee, as supplemented by that certain Lease Supplement dated April 2, 1997 by and between Fleet Bank, as Lessor, and Zenith Electronics Corporation of Texas, as Lessee, and any proceeds received in respect thereof.

     LGE New Restructured Senior Note: The term "LGE New Restructured Senior Note" shall mean that certain note issued by the Company dated ________, 1999 in favor of LG Electronics Inc.

     LGE New Restructured Senior Note Documents: The term "LGE New Restructured Senior Note Documents" shall mean all notes, documents, agreements or instruments related to the LGE New Restructured Senior Note.

     Officers' Certificate: The term "Officers' Certificate", when used with respect to the Company, shall mean a certificate signed by the Chairman, the President or any Vice President and by the Controller, any Assistant Controller, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 14.05 if and to the extent required by the provisions of such Section.

     Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 14.05 if and to the extent required by the provisions of such Section.

     Person: The term "Person" shall mean a corporation, an association, a partnership, an organization, an individual, a government or a political subdivision thereof or a governmental agency.

     Principal Office of the Trustee: The term "principal office of the Trustee", or other similar term shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which at the date hereof is located at __________________________,
_______________________________________________________.

     Responsible Officer: The term "Responsible Officer", when used with respect to the Trustee, shall mean any officer in the Corporate Trust Division of the Trustee, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     Subsidiary: The term "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having voting power under ordinary circumstances to elect a majority of the board of directors of said corporation shall at the time be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

     Trustee:  The term "Trustee" shall mean _________________________________, and, subject to the provisions of Article Seven hereof, shall also include its successors and assigns as Trustee hereunder.

     Trust Indenture Act of 1939: The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in Section 10.03.


                                  ARTICLE TWO

                         ISSUE, DESCRIPTION, EXECUTION,
                    REGISTRATION AND EXCHANGE OF DEBENTURES

     Section 2.01. Designation, Amount and Issue of Debentures. The Debentures shall be designated as 8.19% Debentures Due 2009." Debentures not to exceed the aggregate principal amount of $50,000,000 (except as provided in Section 2.06) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its President or any of its Vice Presidents and its Treasurer or any of its Assistant Treasurers, without any further action by the Company hereunder.

     Section 2.02. Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by the Debentures shall be substantially in the form as in this Indenture above recited. Any of the Debentures may have imprinted thereon such legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debentures may be listed, or to conform to usage.

     Section 2.03. Date and Denomination of Debentures. The Debentures shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Every Debenture shall be dated the date of its authentication and, except as provided in this Section, shall bear interest, payable semiannually on May 1 and November 1 of each year, commencing ___________, from the May 1 or November 1, as the case may be, next preceding the date of such Debenture to which interest has been paid or duly provided for, unless the date of such Debenture is the date to which interest has been paid or duly provided for, in which case from the date of such Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from ________, 1999, until payment of the principal sum has been made or duly provided for. Notwithstanding the foregoing, when there is no existing default in the payment of interest on the Debentures, all Debentures authenticated by the Trustee after the close of business on the record date (as hereinafter in this Section defined) for any interest payment date (May 1 or November 1, as the case may be) and prior to such interest payment date shall be dated the date of authentication but shall bear interest from such interest payment date; provided, however, that if and to the extent that the Company shall default in the interest due on such interest payment date, then any such Debenture shall bear interest from the May 1 or November 1, as the case may be, next preceding the date of such Debenture to which interest has been paid or duly provided for, unless no interest has been paid or duly provided for on the Debentures, in which case from ________, 1999.

     The person in whose name any Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Debentures are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of Debentures not less than fifteen days preceding such subsequent record date. The term "record date" as used in this Section with respect to any interest payment date shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or if such day shall be a day on which banking institutions in the City of ______ or in The City of New York are authorized by law or executive order to close, the next preceding day which shall not be a day on which such institutions are so authorized to close.

     Section 2.04. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the facsimile signature of its Chairman or President or, in lieu thereof, of any of its Vice Presidents or its Treasurer and attested by its Secretary or any Assistant Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). For that purpose the Company may adopt and use the facsimile signature of any person who has been or is or shall be such officer. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     Section 2.05. Exchange and Registration of Transfer of Debentures. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations. Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company in the City of ______ or the Borough of Manhattan, The City of New York and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive.

     The Company shall keep, at said office or agency in the City of ______ and the City of New York, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Debenture at such office or agency maintained by the Company in the City of _______ or the Borough of Manhattan, The City of New York, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for an equal aggregate principal amount.

     All Debentures presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Company shall not be required to exchange or register a transfer of (a) any Debentures for a period of 15 days next preceding any selection of Debentures to be redeemed or (b) any Debentures selected, called or being called for redemption.

     Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new

Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

     The Trustee may authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding $2 for each Debenture so issued in substitution. In case any Debenture which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

     Every substituted Debenture issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude, to the extent permitted under applicable law, any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

     Section 2.07. Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and the Trustee shall authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Debentures but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Debentures and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at the principal office of the Trustee in the City of ______ or the office or agency of the Company in the Borough of Manhattan, The City of New York, and the Trustee shall authenticate and deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures authenticated and delivered hereunder.

     Section 2.08. Cancellation of Debentures Paid, etc. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer, or in discharge shall, if surrendered to the Company or any paying agent or any Debenture registrar, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Debentures and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are surrendered to the Trustee for cancellation.


                                 ARTICLE THREE

                            REDEMPTION OF DEBENTURES

     Section 3.01. Redemption Prices. The Company may, at its option, redeem all or from time to time any part of the Debentures on any date prior to maturity, upon notice as set forth in Section 3.02, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption; provided that if the date fixed for redemption is a May 1 or November 1, then the interest payable on such date shall be paid to the holder of record on the next preceding April 15 or October 15.

     Section 3.02. Notice of Redemption; Selection of Debentures. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debentures pursuant to Section 3.01, it shall fix a date for redemption and it, or, at its request, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 20 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the registry books of the Company. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder received such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designed for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

     Each such notice of redemption shall specify the date fixed for redemption, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If fewer than all the Debentures are to be redeemed, the notice of redemption shall identify the Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

     Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debentures so called for redemption at the redemption price, together with accrued interest to the date fixed for redemption. If fewer than all the Debentures are to be redeemed, it will give the Trustee notice not less than 45 days prior to the redemption date as to the aggregate principal amount of Debentures to be redeemed.

     If fewer than all the Debentures are to be redeemed or if any Debentures are to be redeemed in part only, the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debentures or portions thereof to be redeemed. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof.

     Section 3.03. Payment of Debentures Called for Redemption. If notice of redemption has been given as above provided, the Debentures or portions of Debentures with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest accrued to said date) interest on the Debentures or portions of Debentures so called for redemption shall cease to accrue. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the redemption price, together with interest accrued thereon to the date fixed for redemption.

     Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.


                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

     Section 4.01. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures.

     Section 4.02. Offices for Notices and Payments, etc. So long as any of the Debentures remain outstanding, the Company will maintain in the City of ______ and in the Borough of Manhattan, The City of New York, an office or agency where the Debentures may be presented for payment, and an office or agency where the Debentures may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee in the City of ______ and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, and the Company hereby appoints the Trustee at the principal office of the Trustee in the City of ______ and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, its agent to receive all such presentations and demands.

     Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 4.04. Provision as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04,

          (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures; and

          (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall be due and payable.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal and premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall become due and payable.

     (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.03 and 12.04.

     Section 4.05. Most Favored Lender Provision. (a) If the Company shall enter into an amendment of or waiver to, or other agreement or arrangement supplemental to, the LGE New Restructured Senior Note Documents which shall provide for any Additional Covenants or Additional Defaults, then such Additional Covenants or Additional Defaults shall be deemed to have been incorporated herein as if fully set forth herein with such changes as may be necessary to make such Additional Covenants or Additional Defaults applicable to this Indenture without any further requirement for notice or action on the part of the Company or any holder of Debentures. For purposes of this paragraph (a),

          (1) "Additional Covenant" means an affirmative or negative covenant or similar restriction applicable to the Company or any of its Subsidiaries which requires the maintenance of any particular financial condition or the achievement of any particular financial performance or which prohibits or limits actions which the Company or any such Subsidiary could otherwise take (or permits any such action only upon satisfaction of specified conditions) or requires the taking of any action which the Company or any such Subsidiary would not otherwise be required to take.

          (2) "Additional Default" means any provision which would permit LGE to accelerate the maturity of, require the Company or any Subsidiary to buy or indemnify LGE in respect of, or otherwise terminate the LGE New Restructured Senior Note Documents prior to the original maturity or expiration date of the indebtedness evidenced thereby.

     (b) If the Company shall enter into an amendment of or waiver to, or other agreement or arrangement supplemental to, the LGE New Restructured Senior Note Documents which shall provide for any earlier time of repayment or prepayment of any indebtedness owing in respect of the LGE New Restructured Senior Note than that required as of the date hereof (taking into account any mandatory prepayment provisions contained in the LGE New Restructured Senior Note Documents as of the date hereof) (regardless of whether such repayment or prepayment obligation arises from dispositions of assets, a mandatory sinking fund or repayment schedule or otherwise), this Indenture shall be deemed to have been amended to provide for repayment or prepayment of a proportional principal amount of the Debentures at the new time of repayment or prepayment of the indebtedness owing in respect of the LGE New Restructured Senior Note.

The change to this Indenture deemed to have been effected pursuant to this paragraph (b) shall not require any notice or action on the part of the Company or any holder of Debentures.

     (c) The Company shall not enter into an amendment to or waiver to, or other agreement or arrangement supplemental to, the LGE New Restructured Senior Note Documents which shall provide for a pledge or lien on any real or personal property of the Company or any of its Subsidiaries (other than in respect of the Leveraged Lease Assets). If, notwithstanding the foregoing, the Company shall enter into such an amendment or waiver, it shall take such action as shall be necessary or appropriate to grant an equal and ratable lien on such real or personal property in favor of the Trustee for the benefit of the holders of the Debentures, but such amendment or waiver shall nevertheless constitute a failure on the part of the Company to observe and perform a covenant and agreement set forth in this Indenture for purposes of Section 6.01(c).

     (d) If the Company shall prepay the LGE New Restructured Senior Note in whole or in part at its option at any time before a mandatory prepayment is due in respect thereof under the terms of the LGE New Restructured Senior Note Documents as of the date hereof, it shall simultaneously prepay a proportional principal amount of the Debentures.

     (e) If the Company shall make any cash payment in respect of interest on the LGE New Restructured Senior Note at any time (except to the extent such payment of interest is required to be made in cash under the terms of the LGE New Restructured Senior Note Documents as of the date hereof), it shall make a prepayment of the Debentures in the amount that would be required pursuant to the foregoing paragraph (d) if such cash payment had been a prepayment of principal of the LGE New Restructured Senior Note.


                                  ARTICLE FIVE

                       DEBENTUREHOLDERS LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

     Section 5.01. Debentureholders Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each April 15 and October 15 in each year beginning with [April 15, 2000], and at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen days prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Debenture registrar.

     Section 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 5.01. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

     (b) In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either,

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, or

          (2) inform such applicants as to the approximate number of holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor the Debenture registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
(b).

     Section 5.03. Reports by the Company. (a) The Company covenants and agrees to file with the Trustee, within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail to all holders of Debentures, as the names and addresses of such holders appear upon the registry books of the Company, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     Section 5.04. Reports by the Trustee. (a) On or before July 15, 2000, and on or before July 15 in every year thereafter, so long as any Debentures are outstanding hereunder, the Trustee shall transmit to the Debentureholders, as hereinafter in this Section 5.04 provided, a brief report dated as of the preceding May 15 with respect to:

          (1) its eligibility under Section 7.09, and its qualification under
     Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

          (2) the character and amount of advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Debentures outstanding on the date of such report;

          (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or
     (6) of subsection (b) of Section 7.13;

          (4) the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

          (5) any additional issue of Debentures which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the

     Debentures, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.08.

     (b) The Trustee shall transmit to the Debentureholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section
5.04 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Debentures outstanding at such time, such report to be transmitted within ninety days after such time.

     (c) Reports pursuant to this Section 5.04 shall be transmitted by mail to all holders of Debentures as the names and addresses of such holders appear upon the registry books of the Company.

     (d) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange upon which the Debentures are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when and as the Debentures become listed on any stock exchange.

                                  ARTICLE SIX

                          REMEDIES OF THE TRUSTEE AND
                     DEBENTUREHOLDERS ON EVENT OF DEFAULT

     Section 6.01. Events of Default. In case one or more of the following Events of Default shall have occurred and be continuing:

     (a) default in the payment of any instalment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

     (b) default in the payment of the principal of, or premium, if any, on any of the Debentures as and when the same shall become due and payable either at maturity or in connection with any redemption, by declaration or otherwise; or

     (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture continued for a period of ninety days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the

Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Debentures at the time outstanding; or

     (d) an event of default, as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or a Subsidiary (whether such indebtedness now exists or shall hereafter be created or incurred) shall occur and shall consist of default in the payment of such indebtedness at the maturity thereof or shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default in payment is not cured or such acceleration shall not be rescinded or annulled within 10 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the holders of at least 10% in aggregate principal amount of the Debentures at the time outstanding; provided that it shall not be an Event of Default if the principal amount of indebtedness which is not paid at maturity or the maturity of which is accelerated is less than $5,000,000; provided further that if, prior to a declaration of acceleration of the maturity of the Debentures or the entry of judgment in favor of the Trustee in a suit pursuant to Section 6.02, such default shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the holders of the Debentures, and provided further, that, subject to Sections 6.08 and 7.01, the Trustee shall not be charged with knowledge of any such default unless written notice of such default shall have been given to the Trustee by the Company, by a holder or an agent of a holder of any such indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of at least five percent in aggregate principal amount of the Debentures at the time outstanding; or

     (e) if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or of substantially all of its property or winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of ninety consecutive days; or

     (f) if the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or of substantially all of its property, or shall make any general assignment for the benefit of creditors;

then and in each and every such case, unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest upon all of the Debentures and the principal of and premium, if any, on any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue instalments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Debentures, to the date of such payment or deposit) and the expenses of the Trustee, and any and all defaults under this Indenture, other than the nonpayment of principal of and accrued interest on Debentures which shall have become due by acceleration, shall have been remedied -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

     Section 6.02. Payment of Debentures on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any instalment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (b) in case default shall be made in the payment of the principal of and premium, if any, on any of the Debentures as and when the same shall have become due and payable whether at maturity of the Debentures or in connection with any redemption, by declaration or otherwise--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue instalments of interest at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agent, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Debentureholder any plan of reorganization or arrangement, affecting the Debentures or the rights of any Debentureholder, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures.

     Section 6.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

          SECOND: In case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in the order of the maturity of the instalments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue instalments of interest at the rate borne by the Debentures, such payments to be made ratably to the persons entitled thereto;

          THIRD: In case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue instalments of interest at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any instalment of interest over any other instalment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

     Section 6.04. Proceedings by Debentureholders. No holder of any Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures.

     Notwithstanding any other provisions in this Indenture (including, without limitation, the preceding paragraph of this Section 6.04), however, the right of any holder of any Debenture to receive payment of the principal of and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

     Section 6.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 6.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Six to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

     Section 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Debenture holders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section
8.04 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 7.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by counsel that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except a default in the payment of interest, or premium, if any, on, or the principal of, the Debentures. Upon any such waiver the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing.

     Section 6.08. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the registry books of the Company, notice of all defaults known to any Responsible Officer of the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 6.08 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e) and (f) of Section 6.01, not including periods of grace, if any, provided for therein); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders.

     Section 6.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section 6.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debenture on or after the due date expressed in such Debenture.


                                 ARTICLE SEVEN

                            CONCERNING THE TRUSTEE

     Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

          (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against risk or liability is not reasonably assured to it.

     Section 7.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 7.01,

     (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document unless requested in writing to do so by the holders of not less than a majority in principal amount of the Debentures then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

     Section 7.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 7.04. Trustee, Paying Agents or Registrar May Own Debentures. The Trustee or any paying agent or Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent or Debenture registrar.

     Section 7.05. Monies to be Held in Trust. Subject to the provisions of
Section 12.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received.

     Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures.

     Section 7.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 7.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 7.08, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 7.10.

     (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, the Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice of such failure to all holders of Debentures, as the names and addresses of such holders appear upon the registry books of the Company.

     (c) For the purpose of this Section 7.08, the Trustee shall be deemed to have a conflicting interest if:

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company, are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture; provided that there shall be excluded from the operation of this paragraph any other indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company, are outstanding if (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of
     Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Debentures issued under this Indenture or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

          (5) ten percent or more of the voting securities of the Trustee is beneficially owned by the Company or by any director, partner, or executive officer thereof, or twenty percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Company, not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, five percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten percent or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty percent or more of the voting securities of the Company; or

          (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6),
     (7), or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent of such voting securities or twenty-five percent of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Debentures when and as the same become due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period and, after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c).

     The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c). For the purposes of paragraphs (6),
(7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided in the next preceding paragraph hereof, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For the purposes of this Section 7.08:

          (1) The term "underwriter" when used with reference to the Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" shall mean any obligor upon the Debentures.

          (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     The percentages of voting securities and other securities specified in this
Section 7.08 shall be calculated in accordance with the following provisions:

          (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 7.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

               (iv) Securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof;

          (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     Section 7.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least five million dollars, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and having its principal office and place of business in the City of ______ or in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

     Section 7.10. Resignation or Removal of Trustee. (a) The Trustee may at a time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur--

          (1) the Trustee shall fail to comply with the provisions of subsection
     (a) of Section 7.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.09, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in subdivision (a) of this Section 7.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

     Section 7.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

     No successor trustee shall accept appointment as provided in this Section
7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 7.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the provisions of
Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 7.13. Limitation on Rights of Trustee as a Creditor. (a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee, shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Debentures and the holders of other indenture securities (as defined in paragraph (2) of subsection (c) of this Section 7.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 7.13, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security of such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Debentureholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Debentureholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (1) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four month period; and

          (2) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this
Section 7.13 a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in Section 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, payment agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this
     Section 7.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 7.13.

     (c)  As used in this Section 7.13:

          (1) The term "default" shall mean any failure to make payment in full or the principal of or interest upon any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) The term "Company" shall mean any obligor upon the Debentures.


                                 ARTICLE EIGHT

                        CONCERNING THE DEBENTUREHOLDERS

     Section 8.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of this Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

     Section 8.02. Proof of Execution by Debentureholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Debentureholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debentures shall be proved by the register of such Debentures or by a certificate of the Debenture registrar.

     The record of any Debentureholders' meeting shall be proved in the manner provided in Section 9.06.

     Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent and any Debenture registrar may deem the person in whose name such Debenture shall be registered upon the books of the Company to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

     Section 8.04. Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by or pledged to the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section
8.01 of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture the serial number of which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, irrespective of whether or not any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.


                                 ARTICLE NINE

                          DEBENTUREHOLDERS' MEETINGS

     Section 9.01. Purposes of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Seven;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

     Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.01, to be held at such time and at such place in the City of ______ or in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debentures at their addresses as they shall appear on the registry books of the Company. Such notice shall be mailed not less than twenty nor more than ninety days prior to the date fixed for the meeting.

     Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 9.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty days after receipt of such request, then the Company or such Debentureholders may determine the time and the place in said City of ______ or Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

     Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Debenture holders a person shall (a) be a holder of one or more Debentures or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 9.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 8.04, at any meeting each Debentureholder or proxy shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
9.02 or 9.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Debenture holders shall be by written ballots on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 9.07. No Delay of Rights by Meeting. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

     Section 10.01. Supplemental Indentures without Consent of Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

     (b) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (c) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose; or

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of the Debentures.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 10.02.

     Section 10.02. Supplemental Indentures with Consent of Debentureholders. With the consent (evidenced as provided in Section 8.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Debentureholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 10.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 10.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the

Company, authenticated by the Trustee and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

     Section 10.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Ten.


                                 ARTICLE ELEVEN

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     Section 11.01. Company May Consolidate, etc., on Certain Terms. Subject to the provisions of Section 11.02, nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of all or substantially all of the property of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, other than any such sale, conveyance or lease by the Company to a Subsidiary, the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property.

     Section 11.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Zenith Electronics Corporation any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the

Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such sale, conveyance or lease (other than any such sale, conveyance or lease by the Company to a Subsidiary), the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article Eleven may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

     Section 11.03. Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 7.01 and 7.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Eleven.


                                 ARTICLE TWELVE

                    SATISFACTION AND DISCHARGE OF INDENTURE

     Section 12.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Debentures not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debentures (other than any Debentures which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 14.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures.

     Section 12.02. Deposited Monies to be Held in Trust by Trustee. Subject to
Section 12.04, all monies deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     Section 12.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture all monies then held by any paying agent of the Debentures (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     Section 12.04. Return of Unclaimed Monies. Any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for six years after the date upon which the principal of, premium, if any, or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect.


                                ARTICLE THIRTEEN

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     Section 13.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

     Section 14.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

     Section 14.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     Section 14.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Zenith Electronics Corporation, Attention: Secretary, 1000 Milwaukee Avenue, Glenview, Illinois 60025. Any notice, direction, request or demand by any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal corporate trust office of the Trustee, Attention:
____________________________________________________________________.

     Section 14.04. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York.

     Section 14.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 14.06. Legal Holidays. In any case where the date of maturity of interest on or principal of the Debentures or the date fixed for redemption of any Debenture will be in the City of ______ or The City of New York, New York, a legal holiday or a day on which banking institutions are authorized by law or executive order to close, then payment of such interest on or principal of the Debentures need not be made on such date but may be made on the next succeeding day not in such city a legal holiday or a day on which banking institutions are authorized by law or executive order to close with the same force and effect as if made on the date of maturity or the date fixed for redemption and no interest shall accrue for the period from and after such date.

     Section 14.07. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

     Section 14.08. No Security Interest Created. Nothing in this Indenture or in the Debentures, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

     Section 14.09. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any person, other than the parties hereto, any paying agent, any Debenture registrar and their successors hereunder and the holders of Debentures any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 14.10. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 14.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     _________________________________ hereby accepts the trusts in this
Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                       *          *          *          *

     IN WITNESS WHEREOF, ZENITH ELECTRONICS CORPORATION has caused this Indenture to be signed and acknowledged by its Chairman or its President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and _________________________________ has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and has caused its corporate seal to be affixed hereunto and the same to be attested by one of its Trust Officers, as of the day and year first written above.

                                 ZENITH ELECTRONICS CORPORATION

[SEAL]

                                 By:
                                      ----------------------------------------
                                      Title:    Chairman, President and
                                                Chief Executive Officer
Attest:


By:
     -----------------------
     Title:    Secretary


                                 [TRUSTEE]

[SEAL]

                                 By:
                                     -----------------------
                                     Title:
                                            ----------------


Attest:


By:
     -----------------------
     Title:
            ----------------

STATE OF ILLINOIS   )
                    )  SS.:
COUNTY OF C O O K   )


     On the ____ day of _____, 1999, before me personally came _______________, to me known, who, being by me duly sworn did depose and say that he resides at ___________________ that he is __________________________ of ZENITH ELECTRONICS
CORPORATION, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                              --------------------------------------------
                              Notary Public

[NOTARIAL SEAL]